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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of Audible, Inc:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement and Prospectus.

                                            KPMG LLP

Short Hills, New Jersey

July 14, 1999